UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2014

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Blvd, Suite 200, Glastonbury, CT 06033

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2014, United Financial Bancorp, Inc. (the “Company”) completed the offering and sale of $75,000,000 aggregate principal amount of its 5.75% Subordinated Notes due October 1, 2024 (the “Notes”). The Notes were offered pursuant to the Prospectus Supplement dated September 18, 2014 to the Prospectus dated August 29, 2014, filed as part of the Registration Statement on Form S-3 (File No. 333-198466) by the Company with the Securities and Exchange Commission (the “Commission”) in the form in which it became effective on August 29, 2014. The Notes were sold pursuant to an underwriting agreement, dated September 18, 2014, among the Company, United Bank, a wholly owned subsidiary of the Company, and Sandler O’Neill + Partners, L.P., as described in a Form 8-K filed by the Company with the Commission on September 19, 2014.

Base Indenture and First Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Subordinated Debt Securities Indenture, dated as of September 23, 2014 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), and the First Supplemental Indenture, dated as of September 23, 2014 (the “First Supplemental Indenture”), between the Company and the Trustee. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes. The Base Indenture, the First Supplemental Indenture and the Form of Global Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The foregoing descriptions of the Base Indenture and the First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 8.01. Other Events.

On September 24, 2014, the Company announced the closing of its offering of the Notes. A copy of the press release announcing the closing is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

4.1	Subordinated Debt Securities Indenture, dated as of September 23, 2014, between United Financial Bancorp, Inc. and Wilmington Trust, National Association, as Trustee
4.2	First Supplemental Indenture, dated as of September 23, 2014, between United Financial Bancorp, Inc. and Wilmington Trust, National Association, as Trustee
4.3	Form of Global Note to represent the 5.75% Subordinated Notes due October 1, 2024 of the Company (included in Exhibit 4.2)
99.1	Press Release dated September 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2014	UNITED FINANCIAL BANCORP, INC.
(Registrant)

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/Chief Financial Officer